SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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TRIDAN CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRIDAN CORP.
P.O. Box 634, New City, N.Y. 10956
(212) 239-0515

ANNUAL REPORT

June 20, 2011

Dear Shareholder:

I am pleased to provide this annual report of Tridan Corp. for the fiscal year ended April 30, 2011, including the enclosed audited financial report for that period and for the corresponding period in 2010.  Also enclosed are the notice of meeting, proxy statement for this year’s annual shareholders meeting on July 12, 2011, form of proxy, and the company’s privacy policy.

A schedule of the company’s portfolio holdings at April 30, 2011, consisting entirely of municipal obligations, is included in the financial report.  The company invests exclusively in non-voting securities.  The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.  They may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at April 30, 2011 was $12.33, compared with $12.32 at April 30, 2010.  Net investment income per share was $.31 for the year ended April 30, 2011, compared with $.34 for the year ended April 30, 2010.  Distributions to shareholders amounted to $.32 per share for fiscal 2011, compared to $.34 for fiscal 2010.

At the company’s last annual meeting on July 13, 2010, the reappointment of WeiserMazars LLP as the company’s auditors for the fiscal year ending April 30, 2011 was ratified by the shareholders as follows:

Shares Voted For	2,880,097.4322
Shares Voted Against	None
Shares Abstaining	12.5125

TRIDAN CORP.
June 20, 2011
Page – 2 –

Also at the last annual meeting, the incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

	Shares Voted For	Shares Withheld

Mark Goodman	2,880,109.9447	None
Peter Goodman	“	“
Paul Kramer	“	“
Jay S. Negin	“	“
Warren F. Pelton	“	“
Russell J. Stoever	“	“

The following Tables A and B set forth information concerning the directors, and Table C sets forth information concerning non-director officers of the company.  The
Table A directors (Mark Goodman, Peter Goodman and Warren Pelton) are “interested persons” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B directors (Messrs. Kramer, Negin and Stoever) are not.  Peter Goodman is an “interested person” because he is an officer and holder of more than 5% of the shares of the company, Mark Goodman because he is Peter Goodman’s son, and Warren Pelton because he is an officer of the company.

Table A

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years
Interested Persons:
Mark Goodman (Son of Peter Goodman) 7 Porters Cove Road Hingham, MA 02043 Age 57	Director	1999	Pianist and Teacher	1	None

Peter Goodman 65 Wendover Road Rye, NY 10580 Age 85	Director and President	1980	President, Tridan Corp.	1	None

Warren Fred Pelton 6079 Fairway Court Naples, FL 34110 Age 73	Director, Vice- President and Treasurer	1988	Director of Development, International College until 2001; Consultant	1	None

TRIDAN CORP.
June 20, 2011
Page – 3 –

Table B

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years
Disinterested Persons:
Paul Kramer 17 Huntley Road Holmdel, NJ 07733 Age 79	Director and Audit Committee Chairman	2004	Senior Adviser, Finance Scholars Group; Partner, Kramer Love & Cutler, LLP (certified public accountants)	1	Juniper Content Corporation

Jay Stanley Negin 6 Demarest Court Englewood Cliffs, NJ 07632 Age 80	Director and Audit Committee Member	1985	Investor	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 66	Director and Audit Committee Member	1995	Vice-President, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held

Non-director Officers:
I. Robert Harris 51 East 42nd Street Suite 1700 New York, NY 10017 Age 79	Secretary and Chief Compliance Officer	Attorney	None	None

TRIDAN CORP.
June 20, 2011
Page – 4 –

The board of directors governs the Company and is responsible for protecting the interests of shareholders.  The directors meet periodically throughout the year to oversee the Company’s activities and review its performance.  Each of the directors is committed to regular and active participation in board and committee meetings.  The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders.  Information about the specific experience, skills, attributes and qualifications of each director is provided below.

Peter Goodman – Mr. Goodman is the principal shareholder, a director and chief executive officer of Tridan Corp., and also held those positions in its wholly-owned subsidiary Danskin, Inc. prior to sale of the business in 1980 and Tridan’s conversion to an investment company.  He is skilled in business, thoroughly familiar with the company’s history and its activities, and has had extensive experience in securities investments, including municipal bonds.

Jay S. Negin – Mr. Negin has been a director of the Company since 1985.  He is an attorney and certified public accountant, although not practicing those professions.  He has had extensive activity and experience in the municipal bond field, and participates actively in the board’s analysis and consideration of Tridan’s portfolio positions and transactions.

Warren F. Pelton – Mr. Pelton has been a director since 1988.  He was a shareholder of Tridan Corp. and chief financial officer of Tridan and its subsidiary Danskin, Inc. prior to Tridan’s conversion to an investment company in 1980.  He has had extensive experience over many years as a private management consultant and is skilled in financial planning.

Russell J. Stoever – Mr. Stoever has been a director since 1995.  He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer.  He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance.  He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser.  Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Mark Goodman – Mr. Goodman has been a director since 1999.  He is the son of Peter Goodman, and has been a shareholder of Tridan since before its 1980 conversion to an investment company.  He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

Paul Kramer – Mr. Kramer has been a director since 2004.  He has extensive experience as a certified public accountant and is expert in the fields of corporate governance, executive management, corporate restructuring, audit committee functions and related activities.  He has served on the board of directors of a number of publicly-held corporations over the years.  Mr. Kramer brings his skill and leadership abilities to his positions as a director and as chairman of Tridan’s audit committee.

TRIDAN CORP.
June 20, 2011
Page – 5 –

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director, plus an additional $5,000 to Paul Kramer as chairman of the audit committee.  The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any option, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2011 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

Additional information about directors may be requested by any shareholder without charge, by telephoning the company’s secretary, I. Robert Harris, collect at 212-682-8383, extension 39.

Sincerely

TRIDAN CORP.

Peter Goodman, President

TRIDAN CORP.

P.O. Box 634
New City, NY  10956

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 12, 2011

To the Shareholders of Tridan Corp.:

The Annual Meeting of Shareholders of Tridan Corp. (the "Company") will be held on Tuesday, July 12, 2011, at 10:00 A.M. at the offices of Kantor, Davidoff, Wolfe, Mandelker, Twomey & Gallanty, P.C., 17th floor, 51 East 42nd Street, New York, NY 10017.

The following subjects will be considered and acted upon at the meeting:

(1)           Election of six directors;

(2)           Ratification of the selection of WeiserMazars LLP as auditors of the Company for the fiscal year ending April 30, 2012;

(3)           Transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The subjects referred to above are discussed in the Proxy Statement enclosed with this notice.  Each shareholder is invited to attend the Annual Meeting of Shareholders in person.  Shareholders of record at the close of business on June 21, 2011 have the right to vote at the meeting.  If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that your shares will be represented at the meeting.

By Order of the Board of Directors

I. Robert Harris, Secretary

June 20, 2011

Important Notice Regarding the Availability of Proxy Materials
 for the Shareholder Meeting to be Held July 12, 2011

This Notice of Annual Meeting, together with the attached Proxy Statement, Form of Proxy, Annual Report to Shareholders, and Privacy Policy are also available at www.tridancorp.com.

As in the past, the Company also intends to mail those materials to shareholders with respect to all future shareholder meetings, in addition to posting them to its website as required by Security and Exchange Commission Rules.

TRIDAN CORP.

P.O. Box 634
New City, NY  10956

PROXY STATEMENT

This statement is furnished in connection with the solicitation by the board of directors of Tridan Corp., a New York corporation (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held July 12, 2011 and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

All proxies which have been properly executed and received by the time of the meeting will be voted at the meeting in accordance with the instructions thereon.  Any shareholder executing a proxy may revoke it in writing by execution of another proxy or by any other legal method at any time before the shares subject to the proxy are voted at the meeting.  The board of directors recommends that shares be voted, and if no choice is specified on the proxy, the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR ratification of the selection of WeiserMazars LLP, as auditors, and in the discretion of the proxy holders on such other matters as may properly come before the meeting.

As of June 20, 2011, there were issued and outstanding 3,103,077.2886 shares of capital stock, par value $.02 per share, of the Company, which is the only class of capital stock of the Company.  Shareholders will be entitled to one vote for each share held, with pro rata voting rights for any fractional shares.  Holders of record of such shares at the close of business on June 20, 2011 will be entitled to vote at the meeting.

The participants in the Tridan Corp. Employees' Stock Ownership Trust are the beneficial shareholders of the shares held under the trust, and the shares held for such participants will be voted only if and as directed by the participant for whose account such shares are held of record by the trustees of the trust.  Accordingly, the attached notice, this proxy statement and the form of proxy have been mailed to each person who was a participant on the record date, and the shares beneficially owned by such participants will be voted in accordance with their proxies.

The Company will pay the cost of preparing, assembling, and mailing the form of proxy and the material used in connection with solicitation of proxies.  In addition to solicitation by use of the mails, certain officers and directors of the Company, who will receive no compensation for their services (other than their  regular compensation) may solicit the return of proxies personally or by telephone or telegraph.

An Annual Report covering the operations of the Company for its fiscal years ended April 30, 2011 and 2010 is enclosed herewith, but does not constitute a part of the material for the solicitation of proxies.

ELECTION OF DIRECTORS

At the meeting, six directors are to be elected to hold office until the next annual meeting of shareholders and until their respective successors shall have been chosen and qualified, or as otherwise provided in the by-laws of the Company.  The election of a board of directors will require the vote of a majority of the shares present in person or by proxy at the meeting.

It is intended that the persons named in the accompanying proxy will vote such proxy, if signed and returned, for the election of the nominees listed below.  If for any reason any of said nominees shall become unavailable for election, which is not anticipated, the proxies may be voted for a substitute nominee designated by the board of directors.  The board of directors has no reason to expect that any of the nominees will fail to be a candidate at the meeting and, accordingly, does not have in mind any substitute.

As of June 20, 2011, Peter Goodman owned beneficially 1,276,910.73 shares (41.15%) of the Company, which does not include shares owned by Barbara S. Goodman, Peter Goodman's wife, nor shares owned by them as trustees for his brother Thomas Goodman.

The following Tables A and B set forth information concerning directors and nominees for election as director for a term of one year.  Table C sets forth information concerning non-director officers of the Company.  The Table A nominees (Mark Goodman, Peter Goodman and Warren Pelton) are “interested persons” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B nominees (Messrs. Kramer, Negin and Stoever) are not.  Peter Goodman is an “interested person” because he is an officer and holder of more than 5% of the shares of the Company, Mark Goodman because he is Peter Goodman’s son, and Warren Pelton because he is an officer of the Company.

Table A

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Persons:

Mark Goodman (Son of Peter Goodman) 7 Porters Cove Road Hingham, MA 02043 Age 57	Director	1999	Pianist and Teacher	1	None

Peter Goodman 65 Wendover Road Rye, NY 10580 Age 85	Director and President	1980	President, Tridan Corp.	1	None

Warren Fred Pelton 6079 Fairway Court Naples, FL 34110 Age 73	Director, Vice- President and Treasurer	1988	Consultant	1	None

Table B

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Disinterested Persons:

Paul Kramer 17 Huntley Road Holmdel, NJ 07733 Age 79	Director and Audit Committee Chairman	2004	Senior Adviser, Finance Scholars Group; Partner, Kramer Love & Cutler, LLP (certified public accountants)	1	Juniper Content Corporation

Jay Stanley Negin 6 Demarest Court Englewood Cliffs, NJ 07632 Age 80	Director and Audit Committee Member	1985	Investor	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 66	Director and Audit Committee Member	1995	Vice-President and Sales Manager, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5-years	Number of Portfolios Overseen	Other Directorships Held

Non-director Officers:

I. Robert Harris 51 East 42nd Street Suite 1700 New York, NY 10017 Age 79	Secretary	Attorney	None	None

The following table sets forth the dollar range of equity securities beneficially owned by each nominee for election as director:

Name of Nominee	Dollar Range of Equity Securities in Tridan Corp.

Interested Persons:

Mark Goodman	Over $100,000

Peter Goodman	Over $100,000

Warren Fred Pelton	Over $100,000

Disinterested Persons:

Paul Kramer	None

Jay Stanley Negin	None

Russell Jude Stoever	None

QUALIFICATIONS OF DIRECTORS

The board of directors governs the Company and is responsible for protecting the interests of shareholders.  The directors meet periodically throughout the year to oversee the Company’s activities and review its performance.  Each of the directors is committed to regular and active participation in board and committee meetings.  The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders.  Information about the specific experience, skills, attributes and qualifications of each director is provided below, each of whom the board proposes for re-election.

Peter Goodman – Mr. Goodman is the principal shareholder, a director and chief executive officer of Tridan Corp., and also held those positions in its wholly-owned subsidiary Danskin, Inc. prior to sale of the business in 1980 and Tridan’s conversion to an investment company.  He is skilled in business, thoroughly familiar with the company’s history and its activities, and has had extensive experience in securities investments, including municipal bonds.

Jay S. Negin – Mr. Negin has been a director of the Company since 1985.  He is an attorney and certified public accountant, although not practicing those professions.  He has had extensive activity and experience in the municipal bond field, and participates actively in the board’s analysis and consideration of Tridan’s portfolio positions and transactions.

Warren F. Pelton – Mr. Pelton has been a director since 1988.  He was a shareholder of Tridan Corp. and chief financial officer of Tridan and its subsidiary Danskin, Inc. prior to Tridan’s conversion to an investment company in 1980.  He has had extensive experience over many years as a private management consultant and is skilled in financial planning.

Russell J. Stoever – Mr. Stoever has been a director since 1995.  He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer.  He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance.  He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser.  Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Mark Goodman – Mr. Goodman has been a director since 1999.  He is the son of Peter Goodman, and has been a shareholder of Tridan since before its 1980 conversion to an investment company.  He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

Paul Kramer – Mr. Kramer has been a director since 2004.  He has extensive experience as a certified public accountant and is expert in the fields of corporate governance, executive management, corporate restructuring, audit committee functions and related activities.  He has served on the board of directors of a number of publicly-held corporations over the years.  Mr. Kramer brings his skill and leadership abilities to his positions as a director and as chairman of Tridan’s audit committee.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director, plus an additional $5,000 to Paul Kramer as chairman of the audit committee.  The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any options, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2011 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

COMMITTEES

Audit Committee

The audit committee consists of three directors appointed by the board, namely Paul Kramer, Chairman, Jay S. Negin and Russell J. Stoever, each of whom is independent as defined in Rule 4200(a)(15) of the NASD listing standards.  The board has determined that Mr. Kramer qualifies as an audit committee financial expert, as defined by applicable SEC rules and regulations.  The audit committee operates under its charter, which it reviews annually and which is then submitted for approval by the board of directors.  A copy of the charter is attached as an appendix to this proxy statement.

The audit committee assists the board of directors in fulfilling their oversight responsibilities relating to the quality of the Company’s accounting and auditing practices, including its financial statements and financial reporting process, disclosure controls and procedures and internal control over financial reporting, the annual independent audit of the Company’s financial statements, and compliance with the Company’s ethics program and with regulatory requirements.  The audit committee is directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.  The committee met three times during the fiscal year ended April 30, 2011.

Audit Committee Report

The audit committee has reviewed and discussed the Company’s April 30, 2011 audited financial statements with management and with WeiserMazars LLP, the Company’s independent registered certified public accountants.  The audit committee has also discussed with said auditors the matters required to be discussed by PCAOB AU Section 380, “Communications with Audit Committees”, has received from them the written disclosures and letter required by PCAOB Rule 3526 “Communications with Audit Committees Concerning Independence”, and has discussed with them their independence from the Company.  The audit committee met separately with the independent registered certified public accountants, with and without management, to discuss the results of their examination and their observations and recommendations.  Based on the foregoing review and discussions, the audit committee has recommended to the board that the audited financial statements as of April 30, 2011 be issued to shareholders and filed with the SEC.

Audit Committee Members:
Paul Kramer, Chairman
Jay S. Negin
Russell J. Stoever

Nominating Committee

The Company does not have a standing nominating committee, because of the small size of the board of directors and the infrequency of its turnover.  Rather, on those rare occasions when a new candidate is proposed for consideration, whether by a shareholder or by others, the entire board considers the candidate and the board itself acts as a nominating committee.  The board considers a candidate’s, experience, familiarity with business and investments, knowledge about issues affecting the Company, and willingness to spend the time necessary to read applicable materials and attend meetings.  The board does not consider diversity in identifying nominees.  In instances where the board determines that a candidate will be a valuable replacement or addition to the board of directors, the board recommends such candidate’s election by the shareholders.  This procedure has been followed successfully and without issue since 1980, when the Company first became a registered investment company, and the board believes it continues to be appropriate.

CONDUCT OF AND ATTENDANCE AT MEETINGS

Peter Goodman is the president and chief executive officer of Tridan Corp.  There is no chairman of the board.  Board meetings are conducted by I. Robert Harris who is the company’s corporate secretary, general counsel, and chief compliance officer, but is not a director.  This arrangement has existed successfully since the company’s conversion in 1980 from a manufacturing enterprise to a registered investment company.  The structure was chosen based upon the differing business and professional background and expertise of Messrs. Goodman and Harris – Mr. Goodman with many years of experience managing a business company, and Mr. Harris as a practicing attorney with knowledge and experience in corporate law and procedural requirements.

During the fiscal year ended April 30, 2011, there were five meetings of the board of directors and three meetings of the audit committee.  Each of the directors attended at least 75% of the aggregate number of meetings of the board and of the audit committee on which he served.  Although the Company has no formal policy regarding director attendance at the annual shareholders meetings, directors are expected to attend, and all members of the board attended last year’s annual meeting.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

The board of directors has not established a formal process for shareholders to send communications to the board.  In the board’s view, it is appropriate for the Company not to have such process, because the directors are few in number, and any shareholder who wishes to do so may address a letter to the attention of the entire board, care of the Company at its principal office, or to individual board members either at that address or at their personal addresses listed in the proxy statement.

PRINCIPAL AND MANAGEMENT SHAREHOLDERS

The following table sets forth certain information concerning directors and nominees as directors of the Company and persons believed by the Company to be the record owners of more than five percent (5%) of the Company's voting securities as of June 20, 2011:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned on June 20, 2011	Percent of Class on June 20, 2011

Capital Stock (par value $.02)	Peter Goodman 65 Wendover Road Rye, NY 10580	1,276,910.7292 1/ 2/	41.15%

	Barbara S. Goodman (wife of Peter Goodman) 65 Wendover Road Rye, NY 10580	375,500.00 1/	12.10%

	Thomas Goodman 111-20 73rd Avenue Apt. 6F Forest Hills, NY 11375	701,000.00 3/	22.59%

	Robert W. Erdos 549 Fairview Terrace York, PA 17403	282,640.1115 2/ 4/	9.11%

	Mark Goodman 7 Porters Cove Road Hingham, MA 02043	77,333.3333	2.49%

	Warren F. Pelton 6079 Fairway Court Naples, FL 34110	29,930.8865	0.96%

	All officers, directors and nominees as a group (7 persons)	1,384,174.9490 2/ 3/	44.61%

1/
Not including 600,000 shares owned indirectly by Mr. Goodman and his wife, Barbara S. Goodman, as co-trustees for his brother, Thomas Goodman (see footnote 3), with respect to which the co-trustees have shared voting and investment power.

2/
Including the following shares owned by Tridan Corp.  Employees Stock Ownership Trust, as nominee only:  6,571.1104 shares owned directly and beneficially by Peter Goodman, and 5,087.2720 shares owned directly and beneficially by Robert W. Erdos.  Messrs. Robert W. Erdos, Peter Goodman, Thomas Goodman and Warren F. Pelton are trustees of said trust.

3/	Including 600,000 shares owned of record only, by Peter Goodman and Barbara S. Goodman, as trustees for Thomas Goodman (Peter Goodman’s brother).

4/	This amount does not include 49,000 shares owned of record and beneficially by Erda Erdos, Mr. Erdos’ wife.

The foregoing table and footnotes shall not be construed as an admission that Peter Goodman is the beneficial owner of any shares owned by him as a trustee for his brother, nor of any shares owned by Mr. Goodman’s wife; nor as an admission that Barbara S. Goodman is the beneficial owner of any shares owned by her as a trustee for Peter Goodman’s brother; nor as an admission that Robert W. Erdos is the beneficial owner of any shares owned by Mr. Erdos’ wife.

Peter Goodman, president and a director of the Company, controls the Company in that any matter to be voted on at the meeting can be decided by Mr. Goodman and any one of several other shareholders, who together own a majority of the outstanding shares, if they vote in the same way on such matter.

Joseph T. Scialo is the Company’s administrator.  Mr. Scialo is a certified public accountant in the firm of Scialo Reimann & Associates CPA, P.C., 48 South Franklin Turnpike, Suite 104, Ramsey, NJ 07446.

RELATIONSHIP WITH AND RATIFICATION OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The audit committee is responsible for approving the engagement of the Company’s independent public accountants prior to their engagement.  The audit committee and board of directors have unanimously approved the selection of  WeiserMazars LLP (formerly Weiser LLP) as independent public accountants for the Company for the fiscal year ending April 30, 2012.  The former accounting firm of Leslie Sufrin and Company, P.C., which merged into Weiser LLP, had been the Company’s auditors since it became a registered investment company in 1980.  Although shareholder ratification is not required by law, to be consistent with past practice the firm’s selection is being submitted for ratification by the shareholders, which requires the affirmative vote of a majority of the shares of the Company present at the meeting.  If shareholders do not ratify their selection, the board will reconsider the matter and will decide whether to retain that firm.  The audit committee and board of directors reviewed the services performed by WeiserMazars LLP during the last fiscal year and determined that such services did not affect their independence.  The firm has no direct or indirect financial interest in the Company, except for fees received by it for services which were furnished at customary rates and terms.  Representatives of the firm are expected to be present at the meeting, will be given an opportunity to make such statements as they feel appropriate, and will be available to respond to appropriate questions.

Audit Fees – WeiserMazars LLP billed the Company a total of $46,000 for the 2011 fiscal year, and $44,000 for the 2010 fiscal year, for the audit of the Company’s annual financial statements and in connection with statutory and regulatory filings for those years.

Audit-Related Fees – No fees were billed to the Company for the last two fiscal years for any audit-related services.

Tax Fees – No fees were billed to the Company for the last two fiscal years for tax compliance, tax advice or tax planning.

All Other Fees – No fees were billed to the Company for the last two fiscal years for any other services.

INVESTMENT ADVISER

The Company’s investment adviser is J.P. Morgan Investment Management Inc., (“Morgan”), 270 Park Avenue, New York, NY 10017.  The Investment Advisory Agreement dated July 1, 2000 (the “Agreement”) between the Company and Morgan was most recently approved by the shareholders at the annual meeting on June 20, 2000 and expires June 30, 2011.  On June 14, 2011, the board of directors (including the Company’s independent directors) unanimously approved a continuation of the Agreement until June 30, 2012 (subject to the early termination provisions contained in the Agreement).

Under the Agreement, Morgan, subject to the general supervision of the Company’s board of directors and in conformance with the stated policies of the Company, manages investment operations and the composition of the Company’s portfolio of securities and investments.  In this regard, it is the responsibility of Morgan to make investment decisions for the Company and to place the purchase and sale orders for the portfolio transactions of the Company.

The investment advisory services of Morgan to the Company are not exclusive under the terms of the Agreement.  Morgan is free to, and does, render investment advisory services to others, including numerous funds.

Morgan seeks to obtain the best price and execution of orders placed for the Company's assets considering all of the circumstances.  If transactions are executed in the over-the-counter market, Morgan will deal with the principal market makers, unless more favorable prices and executions are otherwise obtainable.  There is no agreement by Morgan with any broker or dealer to place orders with it. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to provide the best execution considering all factors including price, the order is placed with that broker or dealer.  This may or may not be a broker or dealer which has provided statistical or other factual information to Morgan.  Subject to the requirement of seeking the best price and execution, Morgan may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer which has provided statistical and other factual information to it.  In recognition of the brokerage execution services Morgan may pay a brokerage commission in excess of that which another broker might have charged for the same transaction.  Morgan periodically evaluates the overall reasonableness of brokerage commissions paid by the Company.  The factors considered in these evaluations include the competitive negotiated rate structure at the time the commission is charged and the effectiveness of the broker's execution.

INVESTMENT ADVISORY AGREEMENT RENEWAL

Throughout the year, the directors receive and analyze a substantial quantity of comprehensive information and written materials, including ongoing analysis of the company’s existing portfolio and Morgan's recommendations in light of its forecasts for the economy, employment trends, business conditions, federal rate moves, interest trends including comparisons between tax-exempt and taxable bonds, appropriate maturities, quality, yields, diversification, etc.  The directors subject Morgan's portfolio management to scrutiny at each board meeting, including examination of transactions completed since the prior meeting and an overview of the entire portfolio.  Written materials received by the directors before and during each meeting include reports, statistics, charts, graphs, performance records, comparisons with other funds and the like.  Morgan is constantly questioned regarding its views, its recommendations and its performance.

In addition to the foregoing, Morgan submits each year its audited financial statements and detailed information regarding Morgan's business, personnel and operations, advisory services, compensation matters, portfolio strategy, investment performance, sources of information, fee comparisons, compliance programs, and other matters of significance to the relationship between Tridan and its investment adviser, all of which material is furnished to each director.  The directors review and discuss this material, as well as their own views on Morgan’s performance and relationship with Tridan, with particular attention to the following areas:

Investment Performance

At each meeting, the directors receive, review and discuss with Morgan’s representatives various data showing Tridan’s portfolio characteristics, including market value, average duration, credit quality, coupon, estimated annual income and yield statistics, and breakdown information regarding duration, credit, and investment sectors.  Morgan’s quarterly presentation also includes the portfolio performance over three months, year to date, one year, three years, five years and ten years, compared with the Lipper NY Intermediate Muni Debt Funds, JPMorgan NY Tax Free Bond Fund, Sanford Bernstein NY Muni Fund, and Barclays1-17 Year NY Muni Bond Index.  Based on their review, the directors have concluded that Tridan’s relative investment performance has been satisfactory.

Nature, Extent and Quality of Service

The board’s analysis of the nature, extent and quality of Morgan’s services to Tridan is based on knowledge gained over time from discussions with management and at the board’s regular meetings.  In addition, the directors review the qualifications, education and experience of Morgan’s personnel involved in rendering those services.  As Tridan’s investment adviser, Morgan manages the investment of the company’s assets, including purchases and sales of securities.  Morgan also provides clerical and bookkeeping services, and prepares and issues periodic reports and statements.  The board considers its adviser’s performance of these administrative and support services, including monitoring adherence to the company’s investment policies, guidelines and restrictions, Morgan’s responsiveness to requests by Tridan’s counsel for periodic information, reports and certifications required for compliance with securities laws and regulations, and maintaining and monitoring their respective compliance programs in light of today’s extensive regulatory requirements.  The board has concluded that the nature, extent and quality of the services provided by Morgan to the company have been and continue to be appropriate and beneficial.

Fees

Under its investment Advisory Agreement with Morgan, Tridan pays an annual fee, computed and payable quarterly, equal to 0.28% of its net assets under management (28 basis points) plus 0.02% (2 basis points) for custodial services.  The agreement requires Morgan to bear all expenses incurred by it in connection with its activities under the agreement, without any reimbursement from the company.  Morgan’s fees applicable to the year ended April 30, 2011, including both advisory and custodial fees, were computed as $111, 303.  In light of the nature, extent and quality of the services received by Tridan from Morgan, and comparing the management fees charged by Morgan to other fixed-income investment companies managed by it, all of which are many times larger than Tridan, and Morgan’s custodial fees compared with those available elsewhere, the board considers Morgan’s fees to Tridan to be reasonable.

It was the conclusion of the directors that it would be in the best interests of Tridan Corp. and its shareholders for the board to renew the investment advisory agreement with J.P. Morgan Investment Management Inc. for another year.

The names and principal occupations of the directors and principal executive officers of Morgan are as follows.  All of them may be reached c/o J.P. Morgan Investment
Management Inc., 270 Park Avenue, New York, NY 10017.

Name	Position at Morgan*

George C.W. Gatch	Managing Director/Director/CEO

Seth P. Bernstein	Director/Managing Director/Global Head of Fixed Income

Lawrence M. Unrein	Director/Managing Director/CIO-Global Head of Private Equity

Martin R. Porter	Managing Director/CIO-Global Head of Equities & Balanced Group

Scott E. Richter	Managing Director/Secretary

Joseph K. Azelby	Director/Managing Director/CIO- Global Head of Real Estate

Robert L. Young	Director/Managing Director/COO

Joseph J. Bertini	Chief Compliance Officer, Managing Director

Craig M. Sullivan	Director/Managing Director/Chief Financial Officer
_______________________________
* Managing Director is an officer’s title.  Those who hold it are not necessarily directors of Morgan.

SUPPLEMENTAL INFORMATION

The executive officers of the Company, all of whom serve at the pleasure of the board of directors, are as follows: Peter Goodman (President), Warren F. Pelton (Vice President and Treasurer) and I. Robert Harris (Secretary).  Messrs. Goodman and Harris have served in their respective positions since the Company registered with the Securities and Exchange Commission as an investment company in April, 1980.  Mr. Pelton became Vice President and Treasurer in 1995.  Mr. Harris has been of counsel to the law firm of Kantor, Davidoff, Wolfe, Mandelker, Twomey & Gallanty, P.C., general counsel to the Company, for more than the past 5 years.

SHAREHOLDER PROPOSALS
FOR 2012 ANNUAL MEETING

Next year’s annual meeting of shareholders of the Company will be scheduled for July 10, 2012.  Shareholders wishing to have their proposals included in the Company's Proxy Statement which will relate to that meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Company at its address listed on the first page of this Proxy Statement so that the proposals are received no later than February 21, 2012.

OTHER MATTERS

As of the date of this Proxy Statement, the board of directors is not aware of any matters to be presented for action at the meeting other than those described above.  Should other business properly be brought before the meeting, the persons named in the proxy have discretionary authority to vote in accordance with their best judgment in the interest of the Company.

Dated: June 20, 2011	By Order of the Board of Directors

I. Robert Harris, Secretary

Appendix

TRIDAN CORP.
AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee.  The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors.  The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is “independent” of management and the Company.  Members of the committee will be considered independent if they do not receive, other than for service on the board of directors, any consulting, advisory, or other compensatory fees from the Company, are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, and comply with the definition of independence in Rule 4200(a)(15) of the NASD listing standards.  All committee members shall be financially literate, and at least one member shall be an “audit committee financial expert” as defined by SEC regulations.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of disclosure controls and procedures and internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and compliance with regulatory requirements and with ethics programs as established by management and the board.  In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company.  In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board.  While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  Management is responsible for preparing the Company’s financial statements in accordance with generally accepted accounting principles, and the independent auditors are responsible for auditing those financial statements.  The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.  The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

App 1

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities.  The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate and consistent with SEC rules and regulations.

•
The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s shareholders.  The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.  The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the standards of the Public Company Accounting Oversight Board (United States) and by applicable SEC rules and regulations.  Annually, the committee shall review and recommend to the board the selection of the company’s independent auditors, subject to shareholders’ approval.

•
The committee shall discuss with the Company’s administrator and independent auditors the overall scope and plans for their respective audits, and any other services to be performed by them, including the adequacy of staffing and compensation, all of which services shall be subject to the committee’s approval.  Also, the committee shall discuss with them the auditors’ report on the adequacy and effectiveness of disclosure controls and procedures and internal control over financial reporting.  The committee shall also review with the auditors the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

•
The committee shall review the interim financial statements with management and the independent auditors prior to their issuance.  Also, the committee shall discuss the results of their review and any other matters required to be communicated to them by the independent auditors under generally accepted auditing standards.  The chair of the committee may represent the entire committee for the purposes of this review.

•
The committee shall review with management and the independent auditors the financial statements to be included in the Company’s annual report to shareholders, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.  The committee shall recommend to the board whether the audited statements shall be issued to the shareholders and filed with the SEC.  Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under standards established by the Public Company Accounting Oversight Board (PCAOB) and applicable SEC rules and regulations.

App 2

Tridan Corp.
Financial Statements
April 30, 2011 and 2010

Tridan Corp.
Contents
April 30, 2011 and 2010

Page(s)

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statements of Assets and Liabilities
April 30, 2011 and 2010	2

Schedules of Investments in Municipal Obligations
April 30, 2011 and 2010	3-7

Statements of Operations
Years Ended April 30, 2011 and 2010	8

Statements of Changes in Net Assets
Years Ended April 30, 2011, 2010 and 2009	9

Notes to Financial Statements	10-17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Tridan Corp.

We have audited the accompanying statements of assets and liabilities of Tridan Corp. (the "Company"), including the schedules of investments in municipal obligations, as of April 30, 2011 and 2010, and the related statements of operations for the years then ended, the statement of changes in net assets for each of the three years in the three-year period ended April 30, 2011, and the financial highlights (see Note 7) for each of the five years in the five-year period ended April 30, 2011. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, as of April 30, 2011 and 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tridan Corp. as of April 30, 2011 and 2010, the results of its operations for the years then ended, the changes in its net assets for each of the three years in the three-year period ended April 30, 2011, and its financial highlights for each of the five years in the five-year period ended April 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

WeiserMazars LLP
New York, NY
June 20, 2011

WeiserMazars LLP 135 West 50TH Street - New York, New York - 10020 Tel: 212.812.7000 - Fax: 212.375.6888 - www.weisermazars.com WeiserMazars LLP IS AN INDEPENDENT MEMBER FIRM OF Mazars Group.

Tridan Corp.
Statements of Assets and Liabilities
April 30, 2011 and 2010

	2011	2010
Assets
Investments in municipal obligations, at fair value (original cost - $37,090,658 and $36,298,594, respectively) (amortized cost - $35,836,642 and $35,155,281, respectively)	$37,422,087	$36,685,917
Cash and cash equivalents	465,989	1,109,025
Prepaid expenses and other current assets	3,719	8,719
Accrued interest receivable	509,589	524,632

Total assets	38,401,384	38,328,293

Liabilities
Accrued liabilities:
Accrued investment advisory fees	79,833	25,690
Accrued fees - affiliate	18,647	19,376
Accrued other	46,000	44,257
Distribution payable	-	1,547
Common stock redemption payable	6,213	748

Total liabilities	150,693	91,618

Net assets	$38,250,691	$38,236,675

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock	(1,130,344)	(1,115,182)
Distributable earnings:
Over distributed net investment income	(53,446)	(16,537)
Undistributed capital (losses)	(31,260)	(42,538)
Unrealized appreciation of investments, net	1,585,445	1,530,636

Net assets [equivalent to $12.33 and $12.32 per share, respectively, based on 3,103,077.2886 shares and 3,104,303.2745 shares of common stock outstanding, respectively]	$38,250,691	$38,236,675

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2011 and 2010

	2011			2010
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Insured
Ardsley New York Union Free
School District Unlimited Tax 5.00% due June 15, 2014	$415,000	$435,301	$461,488	$415,000	$441,958	$469,406

Ardsley New York Union Free
School District Unlimited Tax 4.00% due June 15, 2016	460,000	471,062	508,129	460,000	473,252	501,763

Bethlehem NY Central School District
Ref Unlimited Tax 5.0% due November 1, 2015	500,000	522,946	566,430	500,000	527,790	570,900

Village of Briarcliff Manor New York
Pub Impt Unlimited Tax 5.0% due September 1, 2017	215,000	231,548	250,436	215,000	234,306	248,196

Village of Briarcliff Manor New York
Pub Impt Unlimited Tax 5.0% due September 1, 2015	310,000	330,012	353,316	310,000	335,018	356,658

City of Buffalo New York Sewer Auth
Rev Sewer System Impt 5.0% due July 1, 2011	-	-	-	1,110,000	1,127,407	1,165,045

Cattaraugus County NY Public
Impt Ref Unlimited Tax (Par Call June 1, 2013 @100) 5.0% due June 1, 2014	275,000	282,003	292,146	275,000	284,871	297,957

Cattaraugus County NY Public
Impt Ref Unlimited Tax (Par Call June 1, 2013 @100) 5.0% due June 1, 2015	275,000	282,062	292,782	275,000	284,569	295,298

Clarkstown Central School District
NY Unlimited Tax (Par Call April 15, 2014 @100) 5.25% due April 15, 2015	400,000	414,349	443,084	400,000	418,425	448,068

City of New York NY Public Impts
Unlimited Tax (Par Call August 1, 2014 @100) 5.0% due August 1, 2017	500,000	521,237	549,485	500,000	527,756	549,325

City of New York Transitional
Fin Bldg Aid Rev Fiscal 2007 5.00% due July 15, 2016	750,000	789,612	857,333	750,000	797,209	846,390

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Sch Dist Fing Prog (Par Call October 1, 2017 @100) 5.0% due October 1, 2018	430,000	453,992	471,809	430,000	457,725	466,455

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Sch Dist Fing Prog (Par Call October 1, 2017 @100) 5.0% due October 1, 2019	585,000	614,418	626,213	585,000	618,995	629,530

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2011 and 2010

	2011			2011
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Insured (continued)
N.Y.S. Dormitory Authority Revs
Non St Supported Debt Insd Sien College (Par Call July 1, 2016 @100) 5.0% due July 1, 2020	$1,000,000	$1,035,466	$1,042,830	$1,000,000	$1,039,326	$1,040,190

N.Y.S. Dormitory Authority Revs
Non St Supported Debt St Johns Univ - Insd 5.25% due July 1, 2021	1,000,000	1,085,048	1,119,410	1,000,000	1,093,381	1,101,130

N.Y.S. Dormitory Authority Revs
City University Sys Ref Cons 5th Gen 5.5% due July 1, 2019	1,000,000	1,075,460	1,154,640	1,000,000	1,084,803	1,141,160

N.Y.S. Dormitory Authority Revs
Supported Debt Mental Health Svcs Facs Impt (Par Call February 15, 2015 @100) 5.0% due February 15, 2021	1,035,000	1,056,210	1,073,233	1,035,000	1,061,314	1,073,160

N.Y.S. Dormitory Authority Revs
5.5% due May 15, 2018	1,155,000	1,252,414	1,329,682	1,155,000	1,266,254	1,311,121

New York Environmental Facilities Corp
State Pers Income Tax Rev 5.25% due December 15, 2012	400,000	411,128	430,296	400,000	417,476	444,908

N.Y.S. Local Govt Assistance Corp Ref:
5.5% due April 1, 2017	240,000	255,456	275,688	240,000	257,967	278,578

5.5% due April 1, 2017	700,000	796,712	804,090	700,000	813,024	812,518

N.Y.S. Thruway Authority
Second Gen Hwy & Brdg Trust Fund 5.25% due April 1, 2013	1,000,000	1,027,012	1,084,900	1,000,000	1,040,245	1,114,080

Niagara Falls Bridge Commission
NY Toll Rev Highway Impts 5.25% due October 1, 2015	1,420,000	1,463,342	1,471,461	1,720,000	1,780,811	1,810,575

Pleasantville New York Public Impt
Unlimited Tax 5.0% due January 1, 2016	440,000	460,608	497,583	440,000	464,921	494,947

Commonwealth of Puerto Rico
Electric Power Auth Rev 5.5% due July 1, 2017	700,000	749,412	771,218	700,000	757,222	783,678

Commonwealth of Puerto Rico
Highway Transportation Auth Rev Ref 6.25% due July 1, 2016	285,000	312,199	324,418	285,000	317,061	325,675

Puerto Rico Commonwealth Highway
and Transportation Auth Transn Rev 5.5% due July 1, 2015	500,000	528,167	547,685	500,000	534,365	554,235

5.0% due October 15, 2021 (Par Call October 15, 2014 @100)	200,000	207,380	214,906	-	-	-

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2011 and 2010

	2011				2010
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value
Insured (continued)
Sachem Central School District
NY Holbrook Ref Unlimited Tax 5.25% due October 15, 2019	$500,000	$539,672	$596,555		$500,000	$544,344	$593,730

Sales Tax Receivable Corp
NY Public Impt. (Par Call October 15, 2014 @100) 5.0% due October 15, 2017	275,000	294,858	305,258		275,000	299,887	306,441

Triborough Bridge & Tunnel Authority NY
General Purpose Revs 5.5% due November 15, 2019	1,000,000	1,095,147	1,182,790		1,000,000	1,106,275	1,183,080

Unadilla Valley New York Central School
District Ref Unlimited Tax 4.00% due June 15, 2014	500,000	533,669	540,805		500,000	544,440	545,770
	18,465,000	19,527,902	20,440,099		19,675,000	20,952,397	21,759,967
			53.44	%(*)			56.90	%(*)
Revenue Backed
City of New York NY Municipal Water
Fin Auth Wtr. & Sewer Rev Fiscal 2009 (Par Call June 15, 2018 @100) 5.625% due June 15, 2024	1,000,000	989,718	1,130,740		1,000,000	988,385	1,172,000

5.00% due June 15, 2027 (Par Call June 15, 2019 @100)	500,000	524,618	528,650		-	-	-

City of New York Transitional Finance
Auth Rev Sub Future Tax Secured (Par Call November 1, 2019 @100): 5.00% due November 1, 2020	500,000	555,062	569,250		500,000	561,210	569,200

5.00% due November 1, 2021	1,000,000	1,111,786	1,123,430		1,000,000	1,124,762	1,134,040

Cold Spring Hbr. NY Central School District
Ref. Unlimited Tax 5.0% due February 1, 2016	100,000	114,777	116,109		-	-	-

Nassau County New York
Gen. Impt. Unlimited tax 4.00% due October 1, 2022 (Par Call October 1, 2020 @100)	550,000	587,093	551,271		-	-	-

N.Y.S. Dormitory Authority Revs Ref
(Mandatory Put May 15, 2012 @100) 5.25% due November 15, 2023
	1,400,000	1,456,767	1,466,626		1,400,000	1,472,756	1,508,850
N.Y.S. Dormitory Authority
St. Pers. Income Tax Rev. Ed. 5.0% due March 15, 2022 (Par Call March 15, 2018 @100)	750,000	800,594	826,740		-	-	-

5.5% due March 15, 2025 (Par Call March 15, 2018 @100)	500,000	564,456	590,330		-	-	-

N.Y.S. Dormitory Authority
Mental Health Services FACS 5.00% due August 15, 2023 (Par Call August 15, 2020 @100)	420,000	428,386	453,621		-	-	-

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2011 and 2010

	2011				2010
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value

Revenue Backed (continued)
N.Y.S. Dormitory Authority
Revs. Nonst. Supported debt 5.00% due July 1, 2029 (Par Call July 1, 2018 @100)	$300,000	$300,000	$309,447		-	$-	$-

New York Environmental Facilities Corp
Pollution Control Rev St Water NYC 02 (Par Call June 15, 2016 @100) 5.00% due June 15, 2018	1,000,000	1,033,791	1,132,120		1,000,000	1,040,348	1,129,350

N.Y.S. Thruway Authority
St Pers Income Tax Rev Transn 5.25% due march 15, 2019	750,000	800,992	886,995		750,000	807,463	874,080

N.Y. Unlimited Tax
5.0% due August 1, 2026	350,000	355,913	368,568		-	-	-

N.Y.S. Urban Development Corp.
Rev. Ref. Svc. Contract	225,000	249,434	252,605		-	-	-

Pawling NY Central School District
Ref. Unlimited Tax 4.00% due 11/15/15	330,000	367,601	364,914		-	-	-

Port Authority of New York and New Jersey
5.0% due October 1, 2027 (Par Call October 1, 2016 @100)	300,000	306,644	312,375		-	-	-

5.375% due March 1, 2028	150,000	155,275	166,667		-	-	-

5.00% due July 15, 2030 (Par Call January 15, 2016 @100)	200,000	199,758	204,688		-	-	-

Suffolk Cnty. NY Wtr. Auth. Wtrwks, Rev.
(Par Call June 1, 2013 @100) 4.75% due June 1, 2021	770,000	783,166	795,957		-	-	-

State of New York Local Government
Assistance Corp. SR. Lien Refunding Bonds (Par Call April 1, 2018 @100) 5.00% due April 1, 2019	200,000	219,024	228,810		-	-	-
	11,295,000	11,904,855	12,379,913		5,650,000	5,994,924	6,387,520
			32.37	%(*)			16.70	%(*)
Pre-refunded
Long Island Power Auth NY Elec Sys Rev
5.50% due December 1, 2013	1,005,000	1,109,130	1,123,500		1,005,000	1,149,276	1,152,614

Triborough Bridge & Tunnel Authority NY
General Purpose Revs (Escrowed to Maturity) 5.5% due January 1, 2017	1,000,000	1,011,711	1,145,140		1,000,000	1,013,294	1,159,600
	2,005,000	2,120,841	2,268,640		2,005,000	2,162,570	2,312,214
			5.93	%(*)			6.00	%(*)
General Obligations
Massapequa New York Union Free
School District Unlimited Tax 4.00% due June 15, 2013	300,000	313,593	319,296		300,000	319,978	323,976

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2011 and 2010

	2011				2010
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value

General Obligations (continued)
Oyster Bay New York
Pub Impt Unlimited Tax 5.0% due February 15, 2015	$150,000	$163,013	$169,223		$150,000	$166,364	$171,212

Plainview Old Bethpage New York Central
School District Ref Unlimited Tax 5.00% due December 15, 2020	250,000	285,655	301,925		250,000	289,353	291,190
	700,000	762,261	790,444		700,000	775,695	786,378
			2.07	%(*)			2.10	%(*)
Appropriation
N.Y.S. Dormitory Authority Rev
Cons City Univ Genl Sys 2nd Ser 5.75% due July 1, 2013	165,000	171,160	172,517		215,000	227,268	228,294
	165,000	171,160	172,517		215,000	227,268	228,294
			0.45	%(*)			0.60	%(*)
Short-term
Cleveland Hill New York Union Free School
District Cheektowaga Unlimited Tax (Callable January 21, 2010 @101) 5.5% due October 15, 2011	265,000	265,000	265,922		265,000	265,000	268,538

Monroe County N.Y. Pub Imp Unlimited Tax
(Callable June 1, 2008 @101) 6.0% due June 1, 2010	-	-	-		10,000	10,050	10,037

Monroe County NY Ref Pub
Impts Unlimited Tax 6.0% due March 1, 2012	445,000	454,454	461,914		445,000	463,155	480,854

Mt. Sinai, N.Y. Union Free School District
6.2% due February 15, 2011	-	-	-		1,070,000	1,069,042	1,115,807

Nassau County Interim Finance Authority
NY Sales Tax Secured (Pre-Refunded to November 15, 2010 @100) 5.75% due November 15, 2013	-	-	-		1,100,000	1,107,660	1,131,713

N.Y.S. Dormitory Authority Rev
St Personal Income Tax Ed 5.5% due March 15, 2011	-	-	-		1,000,000	1,016,595	1,044,590

N.Y.S. Dormitory Authority Revs
State Univ Educ Facils of New York Rev (Escrowed to Maturity) 7.5% due May 15, 2011	-	-	-		105,000	104,596	105,206

N.Y.S. Dormitory Authority Revs
State Univ Educ Facils of New York Rev 7.5% due May 15, 2011	170,000	169,497	170,348		170,000	169,346	179,994

Triborough Bridge & Tunnel Authority NY
Revs General Purpose Ref (Escrowed to Maturity) 6.0% due January 1, 2012	455,000	460,672	472,290		825,000	836,983	874,805
	1,335,000	1,349,623	1,370,474		4,990,000	5,042,427	5,211,544
			3.58	%(*)			13.60	%(*)

	$33,965,000	$35,836,642	$37,422,087		$33,235,000	$35,155,281	$36,685,917
			97.84	%(*)			95.90	%(*)

(*)   Represents percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Operations
Years Ended April 30, 2011 and 2010

	2011	2010
Investment income

Interest	$1,754,874	$1,750,443

Amortization of bond premium and discount - net	(390,251)	(297,946)

Total investment income	1,364,623	1,452,497

Expenses

Investment advisory fees	111,303	101,120

Professional fees	133,000	133,730

Director's fees	77,000	77,000

Administrative and accounting expenses	72,000	72,000

Insurance and other expenses	14,918	14,867

Total expenses	408,221	398,717

Net investment income	956,402	1,053,780

Realized and unrealized gain (loss) on investments
Net realized gain on investments	11,278	59,614

Net unrealized appreciation on investments	54,809	542,317

Net realized and unrealized gain on investments	66,087	601,931

Net increase in net assets resulting from operations	$1,022,489	$1,655,711

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Changes in Net Assets
Years Ended April 30, 2011, 2010 and 2009

	2011	2010	2009
Increase (decrease) in net assets resulting from operations
Net investment income	$956,402	$1,053,780	$1,138,497

Net realized gain (loss) on investments	11,278	59,614	(52,666)

Unrealized appreciation on investments	54,809	542,317	293,339

Net increase in net assets resulting from operations	1,022,489	1,655,711	1,379,170

Distributions to shareholders from
Net investment income	(993,311)	(1,055,862)	(1,149,665)

Redemptions of shares
1,225.9859 shares, 2,291.966 shares and
1,170.1549 shares, respectively	(15,162)	(29,031)	(13,895)

Total increase	14,016	570,818	215,610

Net assets
Beginning of year	38,236,675	37,665,857	37,450,247

End of year	$38,250,691	$38,236,675	$37,665,857

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2011 and 2010

1.         Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the "Company"), a closed-end, non-diversified management investment company, registered under the Investment Company Act of 1940, in the preparation of its financial statements.

Accounting standards codification
In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) 105 (“FASB ASC 105”), “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, a Replacement of FASB Statement No. 162,” and establishes the FASB ASC (the “Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”).  Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative guidance for SEC registrants. All guidance contained in the Codification carries an equal level of authority. All non-grandfathered, non-SEC accounting literature not included in the Codification is superseded and deemed non-authoritative. FASB ASC 105 is effective for the reporting periods ending after September 15, 2009.  The Company has adopted the provisions of FASB ASC 105 and adoption did not have a significant impact on the Company’s financial statements.

Recently issued accounting standards
In January 2010, the FASB issued Accounting Standards Update 2010-06, “Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures about Fair Value Measurements” (“FASB ASU 2010-06”). FASB ASU 2010-06 amends Subtopic 820-10, Fair Value Measurements and Disclosures - Overall, and requires new disclosures related to the transfers in and out of Level 1 and 2, as well as requiring that a reporting entity present separately information about purchases, sales, issuances and settlements rather than as one net number. Additionally, FASB ASU 2010-06 amends Subtopic 820-10 by clarifying existing disclosures related to level of disaggregation as well as disclosures about inputs and valuation techniques. FASB ASU 2010-06 is effective for reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements, these disclosures are effective for reporting periods beginning after December 15, 2010.

In May 2011, the FASB issued ASU 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” ("FASB ASU 2011-04"), which amends ASC 820, Fair Value Measurement. FASB ASU 2011-04 does not extend the use of fair value accounting, but provides guidance on how it should be applied where its use is already required or permitted by other standards within U.S. GAAP. FASB ASU 2011-14 changes the wording used to describe many requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. Additionally, FASB ASU 2011-14 clarifies the FASB's intent about the application of existing fair value measurements. FASB ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011.  The Company does not expect the adoption of ASU 2011-04 to have a material impact on its financial statements.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2011 and 2010

Acquisition and valuation of investments
Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date.  Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company's investments in municipal obligations have been determined based on the bid price of the obligation.  Securities for which quotations are not readily available are valued at fair value as determined by the board of directors.  There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2011 and 2010.

Amortization of bond premium or discount
In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation.

Income taxes
It is the Company's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no income tax provision is required.

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded. The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments; however, the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed.

Interest income from municipal investments are exempt from Federal and state income taxes.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2011 and 2010

Distributions to shareholders
Dividends to shareholders from net investment income, if any, are paid quarterly. Distribution of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Cash and cash equivalents
The Company considers all investments that can be liquidated on demand to be cash equivalents.

Use of estimates
The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Concentration of credit risk
The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments.  The Company maintains all of its cash on deposit in one financial institution.  The cash and cash equivalent balance at April 30, 2011 was approximately $466,000.  The value of the Company's investments may be subject to possible risks involving, among other things, the continued credit worthiness of the various state and local government agencies and public financing authorities underlying its investments.  The Company and its investment advisor periodically consider the credit quality of the Company's investments, and the Company adheres to its investment objective of investing only in investment grade securities.

Fair value of financial instruments
The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items.

The Company adopted the disclosure and measurement requirements of FASB ASC 820, “Fair Value Measurements and Disclosure” effective May 1, 2008 for its investments in municipal obligations. The Company accounts for its investments in municipal obligations, in accordance with the accounting guidance for investment companies (FASB ASC 946). See Note 1 “Acquisition and valuation of investments” for a description of the valuation methodology which is unchanged as of April 30, 2011 and 2010.

FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2011 and 2010

The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical instruments in active markets.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drives are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

The Company’s investments in municipal obligations are considered as Level 1 instruments.
The following table presents the Company’s financial assets that are measured at fair value as of April 30, 2011 and 2010:

	Quoted Prices for Identical Instruments in Active Markets (Level 1)
	April 30,
	2011	2010

Investments in municipal obligations	$37,422,087	$36,685,917

Total investments at fair value	$37,422,087	$36,685,917

2.	Cash and Cash Equivalents

Cash and cash equivalents consisted of the following:

	April 30,
	2011	2010
Cash – demand deposits	$465,989	$1,109,025

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2011 and 2010

3.	Accrued Liabilities

Accrued liabilities consisted of the following at:

	April 30,
	2011	2010

Accrued investment advisory fees (a)	$79,833	$25,690
Accrued fees - affiliate (b)	$18,647	$19,376
Accrued other:
Accrued audit fees (c)	$46,000	$44,000
Accrued administrative and accounting expenses	-	257
	$46,000	$44,257

(a)
The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investments.  The annual advisory fee is .28 of one percent and the custody fee is .02 of one percent of the net assets under management.  The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)
For the years ending April 30, 2011 and 2010, the Company incurred legal fees of approximately $87,000 and $90,000, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the years ending April 30, 2011 and 2010, the Company incurred audit fees of approximately $46,000 and $44,000, respectively.

4.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $6,209,000 and $5,147,000, respectively, for the year ended April 30, 2011 and $4,775,000 and $5,234,000, respectively, for the year ended April 30, 2010.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at April 30, 2011 and 2010, was approximately $35,837,000 and $35,155,000, respectively, and net unrealized appreciation, at April 30, 2011 and 2010, for U.S. Federal income tax purposes was approximately $1,585,000 and $1,531,000, respectively (gross unrealized appreciation of approximately $1,624,000 and $1,532,000, respectively; gross unrealized depreciation of approximately $39,000 and $1,000, respectively).

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2011 and 2010

5.	Common Stock, Share Redemption Plan and Net Asset Values

At April 30, 2011 and 2010, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to approximately 38,300 shares and 39,500 shares, respectively, of outstanding common stock, at April 30, 2011 and 2010.  The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death.  Shares are redeemed at the net asset value per share, based on fair value, as of the end of the Company's fiscal quarter in which the request for redemption is received.  At April 30, 2011 and 2010, 96,022.7114 shares ($1,130,344) and 94,796.7255 shares ($1,115,182), respectively, had been redeemed under this plan.

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

The net asset values per share and the shares outstanding were as follows:

	April 30,
	2011	2010

Net asset value	$12.33	$12.32
Shares outstanding at:
April 30, 2011	3,103,077.2886
April 30, 2010	3,104,303.2745

6.	Distributions

During the years ended April 30, 2011, 2010 and 2009, distributions of $993,311 ($.32 per share), $1,055,862 ($.34 per share) and $1,149,665 ($.37 per share), respectively, were declared and paid to shareholders, substantially all of which were exempt from Federal income taxes.

The tax character of distributions paid during the years ending April 30, 2011, 2010 and 2009 were as follows:

	2011	2010	2009
Distributions paid from investment income:
Tax-exempt investment income, net	$993,156	$1,054,868	$1,136,927
Taxable investment income	155	994	12,738
	$993,311	$1,055,862	$1,149,665

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2011 and 2010

As of April 30, 2011, 2010 and 2009, the components of distributable earnings on a tax basis were as follows:

	2011	2010	2009
Over-distributed tax-exempt investment income, net	$(53,446)	$(16,494)	$(13,418)
Over-distributed taxable investment income	-	(43)	(1,037)
Undistributed capital (losses)	(31,260)	(42,538)	(102,152)
Unrealized appreciation of investments, net	1,585,445	1,530,636	988,319
	$1,500,739	$1,471,561	$871,712

Capital loss carryforwards as of April 30, 2011 and 2010 were $31,260 and $42,538, respectively. The Company had no capital reclassification related to permanent book/tax differences for years ending April 30, 2011, 2010 and 2009.  There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the years ended April 30, 2011 and 2010.

7.	Financial Highlights

Selected per share data and ratios are as follows:

	For the Years Ended April 30,
	2011	2010	2009	2008	2007
Per share operating performance: (For a share of common stock outstanding throughout the period):

Net asset value, beginning of year	$12.32	$12.12	$12.05	$12.06	$12.04

Income from investment operations:
Net investment income	.31	.34	.36	.38	.40
Net realized and unrealized gain (loss) on investments	.02	.20	.08	(.01)	.08
Total from investment operations	.33	.54	.44	.37	.48
Less distributions:
Dividends (from net investment income)	(.32)	(.34)	(.37)	(.38)	(.39)
Capital gains	(.00)	(.00)	(.00)	(.00)	(.07)
Total distributions	(.32)	(.34)	(.37)	(.38)	(.46)

Net asset value - end of year	$12.33	$12.32	$12.12	$12.05	$12.06
Per share market value - end of period	$12.33	$12.32	$12.12	$12.05	$12.06

Total investment return	0.08%	1.65%	0.58%	(0.08)%	0.17%

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2011 and 2010

Selected per share data and ratios are as follows:

	For the Years Ended April 30,
	2011	2010	2009	2008	2007

Ratios/Supplemental Data: Net assets, end of period (in 000s)	$38,251	$38,237	$37,666	$37,450	$37,535
Ratio of expenses to average net assets	1.07%	1.05%	1.08%	1.06%	1.05%
Ratio of net investment income to average net assets	2.51%	2.78%	3.07%	3.20%	3.27%
Portfolio turnover rate	15.16%	13.65%	11.94%	7.75%	15.18%
Average (simple) number of shares outstanding (in thousands)	3,104	3,105	3,107	3,110	3,114

Tridan Corp.
and
Tridan Corp. Employees Stock Ownership Trust

Privacy Policy

The directors and management of Tridan Corp. and Tridan Corp. Employees Stock Ownership Trust (“ESOT”) respect the privacy of nonpublic personal information that we collect from our shareholders and ESOT participants.  This notice provides information regarding our policies and practices surrounding the collection and handling of nonpublic personal information.  The words “we” and “us” refer to Tridan Corp. and the ESOT.  The words “you” and “your” refer to our shareholders and ESOT participants, present and past.

Types of Information We Collect

During the course of our relationship, you sometimes share with us nonpublic personal information, such as your address, social security number, age, and number of shares owned by you.  We collect this information from applications, verbal communications, and correspondence with you.  We may also receive this information from firms that assist us in administering your account and processing transactions on your behalf.  We collect this information in order to handle your account properly and provide you with the services you expect to receive.

Use and Disclosure of Personal Financial Information

We may use your nonpublic personal information in order to provide you with distributions, custodial, accounting, administrative and other shareholder services.

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law.

We are permitted under law to disclose nonpublic personal information about you to third parties in certain circumstances.  For example, we may disclose your nonpublic personal information to third parties that assist us in providing services to you.

On occasion, we may be required to provide information about you and your accounts and transactions to governmental agencies, in order to fulfill legal and regulatory requirements.  We will comply with these laws, to the extent we are required to do so.

Safeguarding Your Personal Financial Information

We restrict access to your nonpublic personal information to those who have a need to know that information in order to provide services to you.  We maintain physical, electronic, and/or procedural safeguards that meet the standards of applicable laws and regulations.

TRIDAN CORP.
ANNUAL MEETING OF SHAREHOLDERS – JULY 12, 2011

THIS PROXY IS SUBMITTED ON BEHALF
OF THE BOARD OF DIRECTORS

The undersigned hereby appoints PETER GOODMAN, I. ROBERT HARRIS and WARREN F. PELTON, and each of them, with power of substitution, as proxies of the undersigned, to vote all of the shares of stock which the undersigned is entitled to vote at the above stated Annual Meeting of Shareholders on July 12, 2011, and all adjournments thereof.

(1)	FOR the election, as directors, of all nominees listed below (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION:	To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

MARK GOODMAN, PETER GOODMAN, PAUL KRAMER,
JAY STANLEY NEGIN, WARREN FRED PELTON,
RUSSELL JUDE STOEVER
______________________________________________

(2)           FOR [   ]  AGAINST [   ]  ABSTAIN [   ]  the ratification of the selection of WeiserMazars LLP as auditors of the Company for the fiscal year ending April 30, 2012;

(3)           Upon any other matter which may properly come before the meeting, in their discretion.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of such specification, will be voted FOR the election of directors and FOR
Item (2) above.

PLEASE SIGN AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE

Receipt of the Notice
of Annual Meeting and	Signature
Proxy Statement is
hereby acknowledged
Signature
Dated:                , 2011

IMPORTANT:               Joint owners must EACH sign.  When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your full title.